Current and deferred income tax	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Current and deferred income tax

11	Current and deferred income tax

Accounting policy

The current income tax is calculated based on the tax laws enacted or substantively enacted as of the balance sheet date in the countries where the Company’s entities operate and generate taxable income. Management periodically evaluates positions taken by the Company in the taxes on income returns with respect to situations in which the applicable tax regulations are subject to interpretation.

The Company establishes provisions or records a liability, where appropriate, and when the Company has a present obligation, considering amounts expected to be paid to the tax authorities.

The current income tax is presented net, separated by tax paying entity, in liabilities when there are amounts payable, or in assets when the amounts prepaid exceed the total amount due on the reporting date.

Deferred income tax is provided in full, using the balance sheet liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred income tax is determined using tax rates (and laws), of the Company’s entities, that have been enacted or substantially enacted at the end of the reporting period and that are expected to be applied when the related deferred income tax asset is realized, or the deferred income tax liability is settled.

Deferred tax assets are recognized only to the extent it is probable that future taxable income will be available against which the temporary deductible differences and/or tax losses can be utilized. Deferred tax assets and liabilities are offset when there is a legally enforceable right and an intention to offset them in the calculation of current taxes, generally when they are related to the same legal entity and the same tax authority. Accordingly, deferred tax assets and liabilities in different entities or in different countries are generally presented separately, and not on a net basis.

Deferred tax liabilities and assets are not recognized for temporary differences between the carrying amounts and tax bases of investments in foreign operations where the Company is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not be reversed in the foreseeable future.

Current and deferred tax is recognized in profit or loss, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively.

Critical accounting estimates, assumptions and judgments

The Company is subject to income tax in all countries in which it operates where uncertainties arise in the application of complex tax regulations. Significant estimates, assumptions and judgments are required to determine the amount of deferred tax assets that would be recovered since this amount may be affected by factors including, but not limited to: (i) internal assumptions on the projected taxable income, which are based on production and sales planning, commodity prices, operational costs and planned capital costs; (ii) macroeconomic environment; and (iii) trade and tax scenarios.

In addition, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company also exercises judgment in the identification of these uncertainties over income tax treatments which could impact the consolidated financial statements as the Company operates in a complex multinational environment.

The Company and its subsidiaries are subject to reviews of income tax filings and other tax payments, and disputes can arise with the tax authorities over the interpretation of the applicable laws and regulations.

(a)	Reconciliation of income tax (expense) benefit

	2023	2022	2021
(Loss) income before income tax	(293,470)	227,377	309,291
Statutory income tax rate	24.94%	24.94%	24.94%

Income tax benefit (expense) at statutory rate	73,191	(56,708)	(77,137)
ICMS tax incentives permanent difference	10,995	19,277	24,463
Tax effects of translation of non-monetary assets/liabilities to functional currency	13,686	6,279	(32,998)
Withholding tax over subsidiary capital reduction	-	(5,263)	(10,526)
Impairment loss of goodwill	(12,585)	(18,247)	-
Special mining levy and special mining tax	(5,366)	(13,321)	(17,279)
Difference in tax rate of subsidiaries outside Luxembourg	24,428	(10,319)	(3,179)
Tax voluntary disclosure – VAT Discussions – note 9 (iv)	(34,999)	-	-
Unrecognized deferred tax on net operating losses (ii)	(52,091)	(66,069)	(36,577)
Other permanent tax differences	(12,985)	(6,612)	29
Income tax benefit (expense)	4,274	(150,983)	(153,204)

Current	(75,741)	(146,869)	(122,081)
Deferred	80,015	(4,114)	(31,123)
Income tax benefit (expense)	4,274	(150,983)	(153,204)

(i) VAT expense related to the tax voluntary disclosure (refer to note 9) is not deductible for income tax purposes and, consequently, Nexa did not recognize a deferred tax asset.

(ii) On December 31, 2023 Nexa has not recognized deferred tax on net operating losses over a taxable basis of USD 154,261 (2022: USD 211,780), after an assessment made by management considering the future recoverability of these net operating losses. As of December 31, 2023 the Company has an estimated accumulated amount of USD 861,295 not recognized as deferred taxes on net operating losses. Of the total amount of unused tax losses, USD 86 have an expiration limit of 5 years, USD 481,342 of 17 years, USD 15,695 of 20 years, and USD 364,172 can be carried forward indefinitely.

(b)     Analysis of deferred income tax assets and liabilities

	2023	2022
Tax credits on net operating losses	228,283	127,016

Uncertain income tax treatments	(17,292)	(10,980)
Tax credits on temporary differences
Environmental liabilities	18,407	15,764
Asset retirement obligations	25,492	18,175
Inventory provisions	10,850	10,569
Tax, labor and civil provisions	9,588	8,882
Provision for employee benefits	7,319	7,099
Revaluation of derivative financial instruments	111	754
Others	16,938	12,144

Tax debits on temporary differences
Capitalized interest	(23,060)	(10,504)
Foreign exchange gains	(26,766)	(25,542)
Depreciation, amortization, and asset impairment	(178,410)	(178,041)
Others	(20,085)	(7,852)
	51,375	(32,516)

Deferred income tax assets	235,073	166,983
Deferred income tax liabilities	(183,698)	(199,499)
	51,375	(32,516)

(c)	Effects of deferred tax on income statement and other comprehensive income

	2023	2022	2021
Balance at the beginning of the year	(32,516)	(40,378)	3,188
Effect on income (loss) for the year	80,015	(4,114)	(31,123)
Effect on other comprehensive loss – Fair value adjustment	(1,071)	820	(2,536)
Prior years uncertain income tax treatment payment	-	1,923	-
Effect on other comprehensive income – Translation effect included in cumulative translation adjustment	9,415	8,481	(9,907)
Derecognition of Nexa's share of Enercan's deferred income taxes - note 4(ii)	-	3,338	-
Uncertain income tax treatments	(4,468)	(2,586)	-
Balance at the end of the year	51,375	(32,516)	(40,378)

(d)	Summary of uncertain tax positions on income tax

There are discussions and ongoing disputes with tax authorities related to uncertain tax positions adopted by the Company in the calculation of its income tax, and for which management, supported by its legal counsel, has concluded that it is more-likely-than-not that its positions will be sustained upon examination.

As of December 31, 2023, the main legal proceedings are related to: (i) the interpretation of the application of the Cerro Lindo´s stability agreement; and (ii) litigation of transfer pricing adjustments over transactions made with related parties. The estimated amount of these contingent liabilities on December 31, 2023, is USD 478,329 which increased compared to that estimated on December 31, 2022, of USD 349,322, mainly due to the new tax assessment of Cerro Lindo Stability Agreements for 2017 and the change of the risk evaluation from remote to possible of some expenses deductions, in view of the evaluation made by internal and external advisors. In such cases, tax provisions are not recognized.

Regarding Cerro Lindo´s stability agreement, the Peruvian tax authority (hereinafter SUNAT) issued unfavorable decisions against the Company for the years 2014, 2015, 2016 and 2017, arguing that the stability income tax rate granted by the stability agreement applies only to the income generated from 5,000 tons per day of its production, and not from its entire production capacity expanded over time. The Company has filed strong appeals against these decisions. SUNAT is currently auditing 2018 and 2019, while the years 2020 and 2021 (when the term of the stability agreement expires) remain open. Although SUNAT maintains its position disregarding the stabilized rate and taxing the Company’s total income at the statutory income tax rate for these years, the Company continues to maintain its position in relation to the applicability of the Cerro Lindo stability agreement. The Company’s Management, supported by the opinion of its external advisors, continues to conclude that there are legal grounds to obtain a favorable outcome in these matters related to the tax stability rate discussion. However, the Company may have to pay the disputed amounts under discussion to continue the legal process either in the judicial or international arbitration levels. Such payments may be made in several installments provided that a guarantee is placed before the courts and may impact the Company’s results.

(e)	Pillar 2 – analysis on estimated effects

NEXA is within the scope of the OECD Pillar Two model rules which establish a new global minimum tax framework of 15% minimum tax. Pillar Two legislation was enacted in Luxembourg and will come into effect for financial year beginning 1 January 2024, however, no legislation regarding Pillar Two was enacted in Peru and Brazil yet.

The Company has performed an assessment of the group’s potential exposure to Pillar Two income taxes by running initial testing under the OECD transitional safe harbor rules based on the most recent information available of tax filings, country-by-country reporting and financial statements for the constituent entities in the group. Based on the assessment performed, the jurisdictions where the Company operates should qualify for one of the transitional safe harbor rules and management is not currently aware of any circumstances under which this might change. Therefore, the Company does not expect a potential exposure to Pillar Two top-up tax.